Exhibit 99.1

Exhibit 99.1

Marketing Meetings

with Sidoti & Co

AUGUST 13-14, 2014

Safe Harbor Statement

This presentation includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the Company’s prospects, resources, capabilities, current or future financial trends or operating results, demand for the Company’s products, future plans for introduction of new products and the anticipated outcome of new business initiatives, estimates of market size and growth, planned capital expenditures and statements concerning our ability to finance growth plans with cash generated from our operations. Factors that could cause Nautilus, Inc.‘s actual results to differ materially from these forward-looking statements include our ability to acquire inventory from sole source foreign manufacturers at acceptable costs, within timely delivery schedules asnd that meet our quality control standards, availability and price of media time consistent with our cost and audience profile parameters, a decline in consumer spending due to unfavorable economic conditions in one or more of our current or target markets, an adverse change in the availability of credit for our customers who finance their purchases, our ability to pass along vendor raw material price increases and increased shipping costs, our ability to effectively develop, market and sell future products, our ability to protect our intellectual property, and the introduction of competing products. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances.

Unless otherwise indicated, all information regarding our operating results pertain to continuing operations.

© Nautilus, Inc. 2014

2

Presentation Overview

Who We Are: A team focused on providing innovative fitness solutions and superior results

Our Strategies: Strategic Innovation, Operational Excellence, Footprint Expansion

Our Results: Robust top and bottom line growth; Strong Balance Sheet

3

Who We Are Today

A leading provider of fitness equipment and related products for use in, and around, the home

Growing company which has dramatically improved profitability

Strong portfolio of brands, including #1 in the fitness industry (Bowflex)*

Industry leading capabilities in product quality and innovation

Revenue growth driven through expansion in three key channels: Direct to consumers, large and small Retail accounts, and Royalty revenue through licensing

An organization focused on increasing shareholder value

Our mission is to provide products which allow consumers to achieve their health and fitness goals

*	Based on 2012 National Consumer Research Study
4

Delivering Solid Financial Performance

Strong Revenue Growth

Op. Income Growth with Expense Leverage

$240

$220

$200

$ Millions

$180

$160

$140

$189M

2009

$168M

7.1%

$180M

7.5%

$194M

12.8%

$219M

14%

12%

10%

8%

6%

4%

2%,9%, CAGR 0% 2009 2010 2011 2012 2013 Net Revenue Revenue Growth

$30 12%

$20 10%

$16M

$10 8%

$11M

$4M 7.2%

$0 6%

$ Millions ($10M) 5.5%

($10) 4%

($20) 2% 109% CAGR

2.0%

($29M)

0% ($30)

2009 2010 2011 2012 2013

operating Income % of Revenue

Robust EBITDA* Growth

Cash Growth Driven by Efficient Balance Sheet

$30

$20

$10

$7M

62% CAGR 8.9% 7.0% $19M< ($19M)

4.1%

$ Million s $0 ($2M)

($10)

($20)

2010

EBITDA % of Revenue

$50

$40

$41M

$30

$ Million $20 $23M

$12M 35% Net Cash CAGR*

$17M

$14M

$15M

$10

$5

$0 $0

2009 2009 2010 2010 2011 2011 2012 2012 2013 2013

Cash Debt

*	Net Cash CAGR includes $5.1 million of debt in 2010 and $5.6 million of debt in 2011
*	Non-GAAP Information, see Appendix for a reconciliation to GAAP
10%	9% 8% 7% 6% 5% 4% 3% 2% 1% 0%
5

Continued Strong Results in Q2 2014

Net Revenue

$140

$120

$120M

$100

$95M

$80

$ Millions $60

$40 $49M

$36M

$20

$0

Q2 2013 Q2 2014 Q2 2013 YTD Q2 2014 YTD

Pretax EPS*

$ 0.50

$ 0.40

$ 0.36

$ 0.30

$ 0.10 $ 0.14

$ 0.07

$ 0.00

($ 0.05)

-$ 0.10

26% Growth 34% Growth 157% Growth $0.20 EPS

Q2 2013 Q2 2014 Q2 2013 YTD Q2 2014 YTD

* Non-GAAP Information, see Appendix for a reconciliation to GAAP

6

Strong Balance Sheet to Support Growth

$57.3M of cash and marketable securities and no debt as of June 30, 2014

$27.1M of net deferred tax assets as of June 30, 2014

Working capital utilization metrics among the best in the industry

Internal cash generation expected to finance growth plans

Modest capital expenditures of approximately $3M - $5M per year range expected

7

Focused on Increasing Shareholder Value

Pretax EPS*

$0.80

$0.60

$0.40 $ 0.51

$0.20 $ 0.34

$0.00 $ 0.10

($ 0.20) ($ 0.30)

($ 0.40)

($ 0.60)

($ 0.80)

($ 0.96)

($ 1.00)

($ 1.20)

2009 2010 2011 2012 2013

Market Capitalization

$300s

$250 $263M

$200

$109M

$

$55M $54M

$0

2009 2010 2011 2012 2013

126% CAGR

$ Million 150 & 50 & 62M

*	Non-GAAP Information, see Appendix for a reconciliation to GAAP
8

Strongest Brands in Fitness Equipment

Bowflex

#1 Fitness Brand*

Innovation – Quick and proven results

Schwinn

Quality/Value cardio brand

High awareness across all consumer groups

Nautilus, Inc

Authenticity

Professional grade – Serious fitness

Corporate umbrella brand

sAmerican heritage Universal Nautilus

Strength brand used for differentiation

Expansion Across all Key Channels

$150

$140

$137M

$130

$120 $123M $125M

$110

$107M

$100

$ Million Net Revenue $97M

$90

$80

2009

$90

$80

$70

$60 $64M

$ Million Net Revenue $50

$40

2009 2010 2011 2012 2013

Retail Net Revenue

Direct Channel

Unique innovative products

Media penetration and conversion strategy

Outstanding customer service

$6

$5 $5.4M

$4.8M $5.1M

$4

$4.0M

$3

$2.6M

$2

$ Million Net Revenue $1

$0

2009 2010 2011 2012 2013

Royalty Net Revenue

Retail Channel

Consumer insight driven products

Royalties

Brand licensing Market share growth opportunity

IP licensing Strong brand awareness

Highest consumer ratings

International footprint growth

12% CAGR Direct Revenue 20% Growth $69M $ 64M $ 77M $68M 20% CAGR

Industry Leading Product Quality & Innovation

Retail Channel

Broad North America Footprint with Room for Growth

Market share growth potential with existing customers

North America Wholesale Consumer Fitness Equipment Market

2%

$3.6B

NA Wholesale Market Size* Nautilus Market Share

*	Based on SFIA 2014 Manufacturers’ Sales by Category Report

New Product Category Potential

Focused entry into Treadmill category creates **opportunity**

NAUTILUS



US Wholesale Consumer Treadmill Market*


$0.9B



- Bluetooth™ Smart connectivity to NautilusConnect™ and MyFitnessPal
- "Fitness Score" feature based on VO^2 Max estimates
- "Pacer" feature with "Compare" functionality to race against average or best times

- SoftTrak™ technology to promote user safety and comfort
- USB connectivity to NautilusConnect™ and MyFitnessPal
- Exportable goal tracking

* Based on SFIA 2014 Manufacturers' Sales by Category Report

NAUTILUS BOWFLEX Universal SCHWINN 14

Untapped International Markets

Estimated Wholesale Retail Market Size by Region*



Asia Pacific, $1.1B
Latin America, $0.4B
EMEA, $3.0B
North America, $3.6B

*Compilation of Industry and Internal Data

International Revenue



$4
$3
$2
$1
$0
$ Million
$0.8M
$1.4M
$3.3M
2011
2012
2013

North America

- Mature market; 3.5%/yr growth projected as recovery from recession continues
- NLS brands have top brand recognition

EMEA

- Mature and crowded market; 3%/yr growth projected, stronger in some countries
- Nautilus and Bowflex have high awareness

Asia Pacific

- Emerging market; strong growth (>15%/yr) projected, especially in China
- Nautilus brand recognized overall. Bowflex strong in Australia / NZ

Latin America

- Emerging market with barriers to entry in key areas such as Brazil; growth of 10%/yr projected
- Nautilus brand is known

NAUTILUS BOWFLEX Universal SCHWINN 15

Direct Channel

Innovative Products

TreadClimber uniquely addresses needs of very large and growing consumer Cardio market

Still strong growth after first version launched in 2004

MAX Trainer targeted against rapidly growing elliptical and stepper markets

Design appeal with effective functionality

Building on Strong Legacy of TV Marketing

TV remains the core channel to reach a mass audience

In 2013, we invested > $20 million in Short Form and Long Form television resulting in over 5 billion impressions

Magazines capture an engaged, niche audience

Top titles were Weight Watchers, Woman’s Day, Health

Ran Full-Page ads and advertorials during the peak season

Rapidly Expanding Digital Media Presence

Our Online Media spend was > $10 million and delivered nearly

3	billion impressions

Resulting in over 15 million visitors to our 30+ US & Canada ecommerce & content sites

Active presence across 17 social media platforms

Large Opportunity for Cross-selling

Database of over 12 million customer names

Communicate to several million annually

Deep Conversion Stream

Includes an information kit, self mailers, postcards and emails that incentivize conversion to sale

Email

Large campaigning tool used to support print, promotions, retention, and content as well as lead, sales and testimonial prospecting

Catalog

3	drops a year – Summer, Holiday and Winter

Use complex consumer modeling & segmentation

Kit Information

Email

Modeling

Long-term Goals

Our Five Management Principles

1.	Focus on profitable growth while leveraging and tightly controlling expenses
2.	Deliver a steady flow of consumer-insight driven innovations
3.	Continue investing in our brands and new product launches

Longer term view

4.	Apply sense of urgency and intense focus on strategy and execution

Achieve what we say we’re going to do

5.	Support and nurture our vibrant culture of organizational excellence

Continue to drive positive shareholder return!

“The Road Map” for Profitable Growth

Our approach to profitable growth focuses on three major areas:

New Product Innovation

Process Rigor

IP Portfolio

Brand Engagement

Margin Discipline

Footprint Expansion

New Price Points

New Core Categories

Plus Growth Opportunities

Access to Broader Audience

Licensing

Operational Excellence

Leverage Infrastructure

Continuous Cost Improvements

Supply Chain Efficiency

Media Planning

Longer Term Expectations

Stated Strategic Goal

Run Rate

2013 Results vs. 2012

Revenue Growth

Gross Margin

9-10% year

12.8% vs. 7.5% prior year

Sustain gains in each channel >2 margin point improvement in both channels

Operating Expense Leverage

1-3 points better

Expense % of Revenue flat

7-10% of revenue 7.2% vs. 5.5% prior year

Operating Income

Absolute dollars increasing 49% growth

at double digit pace

EBITDA Growth Strong (outpacing revenue) 43% growth vs. 84% prior year

Key Take Aways

Our company is achieving growth and significantly improved profitability

Capabilities have been built to deliver long-term profitability

Strategic growth drivers and opportunities have been identified and are being pursued

Strong asset position is unique and leverage-able

“Brands, IP, balance sheet, business model, human capital

Our team is highly skilled and motivated behind a solid plan .....s and the plan is working

THANK YOU

Appendix

P&L Summary

All values in $ millions except per share amounts	2009	2010	2011	2012	2013	Q2 2013 YTD	Q2 2014 YTD
Retail Revenue	$ 63.6	$ 67.8	$ 68.6	$ 63.9	$ 76.8	$ 25.3	$ 35.1
Direct Revenue	123.0	96.7	107.1	125.0	136.7	67.9	83.1
Royalties	2.6	4.0	4.8	5.1	5.4	2.2	2.2
Total Revenue	**189.3**	**168.4**	**180.4**	**193.9**	**218.8**	**95.5**	**120.5**
Retail Gross Margin	19.3	18.7	16.0	14.4	19.5	5.8	8.8
% of Retail Rev	*30.4%*	*27.6%*	*23.4%*	*22.5%*	*25.3%*	*22.7%*	*24.9%*
Direct Gross Margin	75.5	54.0	57.7	71.6	81.7	40.1	52.3
% of Direct Rev	*61.4%*	*55.9%*	*53.9%*	*57.3%*	*59.7%*	*59.0%*	*62.9%*
Royalty	1.7	4.0	4.8	5.1	5.4	2.2	2.2
Total Gross Margin	**96.5**	**76.7**	**78.5**	**91.0**	**106.5**	**48.0**	**63.3**
% of Rev	*51.0%*	*45.6%*	*43.5%*	*46.9%*	*48.7%*	*50.3%*	*52.5%*
Selling and Marketing	75.8	64.0	54.5	58.6	66.5	32.4	37.5
General and Administrative	24.6	19.4	17.1	17.7	18.7	8.9	10.8
Research and Development	5.2	2.9	3.2	4.2	5.6	2.4	3.7
Restructuring	14.2	-	-	-	-	-	-
Asset impairment	5.9	-	-	-	-	-	-
Total Operating Expense	**125.7**	**86.3**	**74.9**	**80.4**	**90.8**	**43.8**	**51.9**
% of Rev	*66.4%*	*51.2%*	*41.5%*	*41.5%*	*41.5%*	*45.8%*	*43.1%*
Retail Operating Income	10.8	11.4	9.5	7.9	11.4	2.1	3.8
% of Retail Rev	*17.0%*	*16.8%*	*13.8%*	*12.3%*	*14.9%*	*8.3%*	*10.9%*
Direct Operating Income (Loss)	(0.7)	(10.8)	3.0	12.5	14.1	7.2	14.2
% of Direct Rev	*-0.6%*	*-11.1%*	*2.8%*	*10.0%*	*10.3%*	*10.6%*	*17.1%*
Royalties and Unallocated Corporate	(39.3)	(10.2)	(8.8)	(9.7)	(9.8)	(5.0)	(6.7)
Total Operating Income (Loss)	**$ (29.2)**	**$ (9.6)**	**$ 3.6**	**$ 10.6**	**$ 15.7**	**$ 4.3**	**$ 11.4**
% of Rev	*-15.4%*	*-5.7%*	*2.0%*	*5.5%*	*7.2%*	*4.5%*	*9.5%*
Other Expense (Income)	0.3	(0.3)	0.4	0.2	(0.3)	(0.0)	0.1
Pretax Income (Loss)	**$ (29.5)**	**$ (9.2)**	**$ 3.2**	**$ 10.4**	**$ 16.0**	**$ 4.3**	**$ 11.3**
Pretax Income (Loss) per Diluted share	$ (0.96)	$ (0.30)	$ 0.10	$ 0.34	$ 0.51	$ 0.14	$ 0.36
Income Tax Expense (Benefit)	(10.9)	0.6	0.7	(0.2)	(32.1)	(33.9)	4.0
Net Income (Loss) from Continuing Operations	**$ (18.6)**	**$ (9.8)**	**$ 2.5**	**$ 10.6**	**$ 48.1**	**$ 38.2**	**$ 7.2**
Net Income (Loss) per Diluted share	$ (0.61)	$ (0.32)	$ 0.08	$ 0.34	$ 1.53	$ 1.22	$ 0.23

NAUTILUS BOWFLEX Universal SCHWINN 28

Balance Sheet

All values in $ millions	2009	2010	2011	2012	2013	Q2 2013	Q2 2014
Assets							
Cash and cash equivalents	$ 7.3	$ 14.3	$ 17.4	$ 23.2	$ 41.0	$ 28.4	$ 38.3
Restricted cash	-	0.4	-	-	-	-	-
Marketable securities, current portion	-	-	-	-	-	-	19.0
Trade receivables, net	27.8	19.6	23.8	21.8	25.3	8.1	8.9
Inventories, net	13.1	10.3	11.6	18.8	15.8	13.3	23.2
Deferred income tax assets	0.1	0.1	0.1	0.2	4.4	3.3	6.2
Prepaids and other current assets	29.0	6.9	5.2	5.9	7.0	4.4	5.1
Total current assets	**77.3**	**51.6**	**58.1**	**69.9**	**93.6**	**57.6**	**100.8**
Restricted cash	4.9	-	-	-	-	-	-
Marketable securities, non-current	-	-	-	-	-	-	-
Property, plant and equipment, net	8.0	3.8	4.4	6.1	8.5	7.5	8.7
Goodwill	2.8	2.9	2.9	2.9	2.7	2.8	2.7
Other intangible assets, net	20.8	18.8	16.7	14.7	12.6	13.6	11.6
Long-term deferred income tax assets	0.4	0.4	0.3	0.2	25.7	28.6	20.9
Other assets	0.9	0.9	0.4	0.4	0.4	0.4	0.3
Total assets	**$ 115.2**	**$ 78.4**	**$ 82.8**	**$ 94.3**	**$ 143.6**	**$ 110.5**	**$ 145.0**
Liabilities and Shareholders' Equity							
Trade payables	$ 37.1	$ 24.5	$ 28.6	$ 32.8	$ 37.2	$ 16.6	$ 32.0
Warranty obligations, current portion	7.1	3.5	1.8	2.3	1.6	2.1	2.1
Other current liabilities	12.0	8.2	8.3	9.4	9.1	5.7	8.1
Total current liabilities	**56.2**	**36.3**	**38.6**	**44.5**	**47.9**	**24.4**	**42.2**
Long-term notes payable	-	5.1	5.6	-	-	-	-
Other long-term liabilities	6.5	6.1	6.6	6.5	4.1	4.7	4.8
Shareholders' equity	52.5	30.8	32.0	43.3	91.6	81.4	98.1
Total liabilities and shareholders' equity	**$ 115.2**	**$ 78.4**	**$ 82.8**	**$ 94.3**	**$ 143.6**	**$ 110.5**	**$ 145.0**

NAUTILUS BOWFLEX Universal SCHWINN 29

Reconciliation of Non-GAAP Financial Measures

Pretax Income per Diluted Share from Continuing Operations

(unaudited):

Q2 2013 Q2 2014

2009 2010 2011 2012 2013 Q2 2013 Q2 2014 YTD YTD

Pretax income (loss) per diluted share from continuing operations $ (0.96) $ (0.30) $ 0.10 $ 0.34 $ 0.51 $ (0.05) $ 0.07 $ 0.14 $ 0.36

Income (loss) per diluted share from income tax provision 0.35 (0.02) (0.02) 0.01 1.02 1.09 (0.03) 1.08 (0.13)

Net income (loss) per diluted share from continuing operations(1) $ (0.61) $ (0.32) $ 0.08 $ 0.34 $ 1.53 $ 1.04 $ 0.05 $ 1.22 $ 0.23

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

(unaudited):

2009 2010 2011 2012 2013

Income (loss) from continuing operations $ (18.6) $ (9.8) $ 2.5 $ 10.6 $ 48.1

Interest expense (income), net 0.1 0.1 0.4 (0.1) 0.0

Income tax expense (benefit) of continuing operations (10.9) 0.6 0.7 (0.2) (32.1)

Depreciation and amortization 10.7 6.6 3.8 3.3 3.3

EBITDA from continuing operations(1) $ (18.7) $ (2.5) $ 7.4 $ 13.6 $ 19.4

(1)	May not add due to rounding